EXECUTION VERSION SECOND AMENDMENT TO CREDIT AGREEMENT This SECOND AMENDMENT to the Credit Agreement referred to below, dated as of April 20, 2020 (this “Second Amendment”), by and among EAGLE BULK ULTRACO LLC, a Marshall Islands limited liability company, as Borrower (the “Borrower”), the Upstream Guarantors and the Parent, as joint and several guarantors, ABN AMRO Capital USA LLC, as Facility Agent (in such capacity, the “Facility Agent”) and ABN AMRO Capital USA LLC as Security Trustee (in such capacity, the “Security Trustee”). Capitalized terms used herein but not otherwise defined in this Second Amendment have the same meanings as specified in the Credit Agreement referenced below, as amended by this Second Amendment. RECITALS WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, the Swap Banks from time to time party thereto, the Facility Agent, the Security Trustee and the other parties thereto have entered into that certain Credit Agreement, dated as of January 25, 2019, in the amount of up to $210,000,000, as amended by that certain First Amendment to Credit Agreement, dated as of October 1, 2019, providing for Incremental Commitments in the amount of up to $45,760,000 and an additional uncommitted accordion in the amount of up to $60,000,000 (as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); and WHEREAS, the Borrower, the Guarantors, the Lenders, the Facility Agent and the Security Trustee have agreed to amend the Credit Agreement as hereinafter set forth to provide for certain amendments to the definitions of “Consolidated Interest Coverage Ratio” and “Consolidated EBITDA”; NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date of this Second Amendment, hereby amended as follows: (a) Definitions. Section 1.01 of the Credit Agreement is hereby amended by: (i) adding the following new definitions thereto in the proper alphabetical order: “Consolidated Cash Interest Expense” means, for any period, total interest expense net of total interest income (excluding non-cash interest income) of the Parent and its Subsidiaries, excluding the Restricted Subsidiary, determined on a consolidated basis in accordance with GAAP for such period with respect to all outstanding Indebtedness of the Parent and its Subsidiaries, excluding the Restricted Subsidiary (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Swap Contracts in respect of interest rates to the extent that such net costs are allocable to such period) and excluding any amortization of debt discount costs and/or debt issuance costs and/or any other non-cash interest expense, other than, without duplication, interest paid-in-kind. “Second Amendment” means that certain Second Amendment to Credit Agreement, dated as of April 20, 2020, among the Borrower, the Guarantors, the Facility Agent and the Security Trustee. 99695706.8

(ii) amending and restating the following definitions thereto: “Consolidated EBITDA” means, for any period (in each case based on the Parent on a consolidated basis excluding the Restricted Subsidiary), Consolidated Net Income for such period plus, without duplication and to the extent deducted in determining Consolidated Net Income for such period, the sum of (a) all federal, state, local and foreign income taxes and tax distributions; (b) Consolidated Interest Expense; (c) extraordinary and unusual items (in accordance with GAAP); (d) depreciation, depletion, amortization of intangibles and other non-cash charges or non- cash losses (including any drydocking expenses, non-cash transaction expenses and the amortization of debt discounts); (e) all stock-based compensation; (f) any write-off for financing costs; (g) losses on sale of vessels; and (k) reasonable fees, costs and expenses, without duplication, incurred in connection with (i) this Agreement and the other Loan Documents, including any future amendment, restatement, supplement or other modification of this Agreement or any of the other Loan Documents, and (ii) the acquisition or disposition of Vessels (irrespective of whether such transaction is actually consummated), minus, to the extent included in determining Consolidated Net Income for such period, (a) any non-cash income or non-cash gains (including any unrealized gain/loss on freight forward agreements and bunker swaps); (b) any extraordinary gains on asset sales not incurred in the ordinary course of business; and (c) gains on any sale of vessels. “Consolidated Interest Coverage Ratio” means as of any date of determination, the ratio of (a) Consolidated EBITDA to (b) Consolidated Cash Interest Expense. SECTION 2. Representations and Warranties. In order to induce the Lenders to amend the Credit Agreement in the manner provided herein, each Security Party hereby represents and warrants that: (a) the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of the date of this Second Amendment with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of such earlier date). (b) both before and after giving effect to this Second Amendment, no Default or Event of Default shall have occurred and be continuing; and (c) this Second Amendment has been duly authorized, executed and delivered by each Security Party party hereto and each of this Second Amendment and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation, enforceable against each Security Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. SECTION 3. Effects on Loan Documents. (a) Except as specifically amended herein or contemplated hereby, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. 99695706.8 2

(b) The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Facility Agent or the Security Trustee under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Facility Agent or the Security Trustee under the Loan Documents. (c) (i) Each Security Party acknowledges and agrees that, on and after the date of this Second Amendment, this Second Amendment shall constitute a Loan Document for all purposes of the Credit Agreement (as amended by this Second Amendment) and (ii) each Security Party hereby (A) agrees that all Obligations shall be guaranteed pursuant to the Guarantees set forth in Article VIII of the Credit Agreement in accordance with the terms and provisions thereof and shall be secured pursuant to the Security Documents in accordance with the terms and provisions thereof, and that, notwithstanding the effectiveness of this Second Amendment, on and after the date of this Second Amendment, the Guarantees and the Liens created pursuant to the Security Documents for the benefit of the Finance Parties continue to be in full force and effect on a continuous basis and (B) affirms, acknowledges and confirms all of its obligations and liabilities under the Credit Agreement and each other Loan Document to which it is a party, in each case after giving effect to this Second Amendment, all as provided in such Loan Documents, and acknowledges and agrees that such obligations and liabilities continue in full force and effect on a continuous basis in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, in each case after giving effect to this Second Amendment. (d) On and after the date of this Second Amendment each reference in the Credit Agreement (as amended by this Second Amendment) to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Second Amendment, and this Second Amendment and the Credit Agreement as amended by this Second Amendment shall be read together and construed as a single instrument. (e) Nothing herein shall be deemed to entitle the Borrower, nor the Guarantors to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended by this Second Amendment or any other Loan Document in similar or different circumstances. SECTION 4. Expense Reimbursement and Indemnification. The Borrower hereby confirms that the expense reimbursement and indemnification provisions set forth in Section 11.03 of the Credit Agreement as amended by this Second Amendment shall apply to this Second Amendment and the transactions contemplated hereby. SECTION 5. Amendments; Severability. (a) This Second Amendment may not be amended nor may any provision hereof be waived except in accordance with the provisions of Section 11.02(b) of the Credit Agreement. (b) To the extent any provision of this Second Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Second Amendment in any jurisdiction. 99695706.8 3

SECTION 6. Governing Law; Waiver of Jury Trial; Jurisdiction. THIS SECOND AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK (including Sections 5-1401 and 5-1402 of the General Obligations Law but otherwise excluding the laws applicable to conflicts or choice of law). The provisions of Sections 11.09(b), 11.09(c), 11.09(d) and 11.10 of the Credit Agreement as amended by this Second Amendment are incorporated herein by reference, mutatis mutandis. SECTION 7. Headings. Section headings in this Second Amendment are included herein for convenience of reference only, are not part of this Second Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Second Amendment. SECTION 8. Counterparts. This Second Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Second Amendment. [Remainder of page intentionally left blank.] 99695706.8 4

ABN AMRO CAPITAL USA LLC, as Facility Agent and Security Trustee for and on behalf of the Required Lenders By: Maria Fahey (Apr 20, 2020) Name: Maria Fahey Title: Director By: Amit Wynalda (Apr 20, 2020) Name: Amit Wynalda Title: Executive Director [Signature Page to Second Amendment to Credit Agreement]